Element Equipment Finance LP
Series 2015-1 Asset-Backed Notes
Receivable Agreed-Upon Procedures

Report To:
Element Financial Corporation
Guggenheim Securities, LLC

30 July 2015

Element Financial Corporation
161 Bay Street, Suite 4600
Toronto, Ontario
M5J 2S1

Guggenheim Securities, LLC
330 Madison Avenue
New York, NY
10017

Re:	Element Equipment Finance LP Series 2015-1
Asset-Backed Notes (the “Notes”)
Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist Element Equipment Finance LP (the “Depositor”) in evaluating the accuracy of certain information with respect to a pool of leases and loans that are backed by aircrafts (the “Receivables”) relating to the Element Equipment Finance LP Series 2015-1 securitization transaction. This agreed-upon procedures engagement was conducted in accordance with Section 9100 of the Chartered Professional Accountants of Canada (CPA Canada) Handbook – Assurance. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Element Financial Corporation (the “Sponsor”), on behalf of the Depositor, provided us with the following information:
a.
An electronic data file labeled “EEFLP 2015-A Data Tape.xlsx” (the “Provided Data Tape”), which the Sponsor, on behalf of the Depositor, indicated contains information as of 23 June 2015 (the “Cut-off Date”) on a population of aviation leases and loans (the “Statistical Receivables”) that are expected to be representative of the Receivables,

b.	Imaged copies of:
	i.	The aircraft loan agreement, the aircraft lease agreement, the loan agreement, and any amendments thereto (collectively, the “Contract”),
	ii.	The original credit application and any amendments thereto (collectively, the “Credit Application”),
	iii.	The amortization schedules related to each Contract (the “Amortization Schedules”) ,
	iv.	The appraisal of the asset, physical inspection report, and registration confirmation (the “Appraisal and Inspection Reports”),
	v.	The syndication participation agreements (the “Participation Agreements”),
vi.
Certain printed screen shots from the Sponsor’s lease/loan servicing system (the “System Screen Shots”) and together with the Contract, Credit Application, Amortization Schedules and Appraisal and Inspection Reports, the “Source Documents”),

c.
The list of relevant characteristics (the “Sample Characteristics”) on the Provided Data Tape and Amortization Schedules, which are listed on Exhibit 1 to Attachment A and Exhibit 2 to Attachment A respectively and,

d.	Instructions, assumptions and methodologies (which are described in Attachment A).

The procedures in Attachment A were limited to comparing certain information that is further described in Attachment A.  The Depositor is responsible for the Provided Data Tape, the Source Documents, the Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.   We were not requested to perform and we have not performed any further procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Provided Data Tape.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the information on the Source Documents or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to (a) the existence of the Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by CPA Canada on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not conducted for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
	i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
	ii.	The value of the collateral securing the Receivables,
	iii.	Whether the originator of the Receivables complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

30 July 2015

Attachment A

Procedures we performed and our associated findings

1.
As instructed by the Sponsor, on behalf of the Depositor, for each Statistical Receivable on the Provided Data Tape, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Provided Data Tape, to the corresponding information located on the Source Documents.  The Source Documents that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  Except for the information shown on Exhibit 3 to Attachment A, all such compared information was in agreement.

2.
As instructed by the Sponsor, on behalf of the Depositor, for each Statistical Receivable on the Provided Data Tape, we compared the Sample Characteristics listed on Exhibit 2 to Attachment A, as shown on the Amortization Schedules, to the corresponding information located on the Source Documents. The Source Documents that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 2 to Attachment A. Except for the information shown on Exhibit 3 to Attachment A, all such compared information was in agreement.

Exhibit 1

Sample Characteristics – Data Tape

Sample Characteristics	Source Documents	Notes
Obligor	Contract
Tranche A position	Contract and System Screen Shots
Tranche B position	Contract and System Screen Shots
Amount of deal syndicated	Participation Agreements
Original contract balance	Contract and Amortization Schedules
Current contract balance	System Screen Shots
Currency of contract (USD/CAD)	Contract
Original term	Contract
Amortization period	Contract and System Screen Shots
Closing date	Contract and Amortization Schedules
Maturity date	Contract and Amortization Schedules
Interest rate type	Contract and Credit Application
Index	Contract and Amortization Schedules	1
Floating Spread	Contract and Amortization Schedules	2
Fixed Rate	Contract and System Screen Shots	2
Monthly (or quarterly) payment amount	Contract or Amortization Schedules	3
Balloon payment at lease maturity	Contract or Amortization Schedules	3
Payment periodicity (monthly or quarterly)	Contract
Prepayment terms	Contract
Early buyout terms	Contract
Guarantors	Contract
Financial covenants	Contract
Security deposit amount	Contract and System Screen Shots
Secured collateral asset type	Contract and Appraisal and Inspection Reports
Secured collateral year of build	Contract and Appraisal and Inspection Reports
Secured collateral serial number	Contract and Appraisal and Inspection Reports
Secured collateral registration number	Contract and Appraisal and Inspection Reports
Current fair market value of the asset	Appraisal and Inspection Reports
Appraiser of the fair market value	Appraisal and Inspection Reports
Date of most recent appraisal	Appraisal and Inspection Reports
Physical inspection (Yes/No)	Appraisal and Inspection Reports

Notes:

1.	This Sample Characteristic applies only to floating rate loans.
2.	This Sample Characteristic was agreed to Contract for all leases and loans, except for operating leases.
3.
For Contracts which disclose the Monthly (or quarterly) payment amount and/or Balloon payment, the amount was agreed to the Contract. For Contracts which do not disclose the Monthly (or quarterly) payment amount, the amount was agreed to the Amortization Schedule.

Exhibit 2

Sample Characteristics – Amortization Schedule

Sample Characteristics	Source Documents	Notes
Day count convention for interest calculation	Contract	1
Total Rate or EFC Rate	Contract	2
Index Rate	external pricing source

Notes:

1.
The Day count convention for interest calculation was agreed to the Day characteristic information within the Contract, which conveys how the number of days in a payment period should be calculated and the Days in the year characteristic. This Sample Characteristic was agreed to Contract for all finance leases and loans, but not for operating leases.

2.	This Sample Characteristic was agreed to Contract for all finance leases and loans, but not for operating leases.

Exhibit 3

Sample Characteristic Differences – Data Tape

Contract number	Sample Characteristic	Provided Data Tape value	Source Document value	Notes
XXXXXX0A-001	Amortization period	66	96	1
XXXXXX0A-002	Amortization period	94	120	1
XXXXXX0A-001	Guarantors	None	Guarantor (redacted)	2

Sample Characteristic Differences – Amortization Schedules

Contract number	Sample Characteristic	Provided Amortization Schedule value	Source Document value	Notes
XXXXXX1A-001	Day count convention for interest calculation	Actual days in period over 360	Not disclosed

Notes:

1.
During the contract period the customer made a lump sum down payment that was not contemplated in the original amortization model. Additionally, the amount of the related monthly payments remained unchanged. The existence of the lump sum down payment and absence of change to the related monthly payments caused a reduction in the amortization period presented within the Data Tape when compared to the Source Document.

2.
The guarantor stated in the Source Document, which was a related party of the obligor, has been wound up and the corporate guarantee was released. The Data Tape reflects the release of the guarantee which occurred after the original Source Document.

Note that to protect the personal information of the borrower, all Contract numbers in this report have been redacted to only display the last 5 characters. Further, to protect the personal information of the borrower, the name of the Guarantor listed in the Source Document above has been redacted.